Supplement dated November 15, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Schwab Advisor Choice Variable Annuity contracts
issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated November 15, 2024, to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Schwab Advisor Choice Variable Annuity contracts
issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-877-723-8723.

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the "APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT" section of the Prospectuses is amended so as all references to Putnam Investments Limited are hereby deleted and replaced with Franklin Templeton Investment Management Limited to the following funds:

Putnam VT Core Equity Fund – Class IA

Putnam VT Global Asset Allocation Fund – Class IA

Putnam VT Global Health Care Fund – Class IB

Putnam VT Income Fund – Class IA

Putnam VT International Equity Fund – Class IA

Putnam VT International Value Fund – Class IA

Putnam VT Large Cap Value Fund – Class IB

Putnam VT Mortgage Securities Fund – Class IB

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
1-877-723-8723. Please keep this Supplement for future reference.